UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET CORPORATE BOND FUND

FORM N-Q

SEPTEMBER 30, 2014

WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 89.3%
CONSUMER DISCRETIONARY - 8.7%
Auto Components - 0.3%
Johnson Controls Inc., Senior Notes	3.625%	7/2/24	$1,050,000	$1,043,306

Automobiles - 2.9%
Daimler Finance NA LLC, Senior Notes	1.375%	8/1/17	860,000	856,585	(a)
Ford Motor Co., Senior Bonds	9.215%	9/15/21	1,335,000	1,769,720
Ford Motor Co., Senior Notes	4.750%	1/15/43	340,000	341,605
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	2,100,000	2,627,579
General Motors Co., Senior Notes	4.875%	10/2/23	1,670,000	1,774,375
General Motors Co., Senior Notes	6.250%	10/2/43	3,510,000	4,124,250

Total Automobiles				11,494,114

Hotels, Restaurants & Leisure - 0.3%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	290,000	299,244	(a)
Wynn Macau Ltd., Senior Notes	5.250%	10/15/21	820,000	795,400	(a)

Total Hotels, Restaurants & Leisure				1,094,644

Household Durables - 0.6%
Toll Brothers Finance Corp., Senior Notes	4.000%	12/31/18	1,190,000	1,191,487
Toll Brothers Finance Corp., Senior Notes	6.750%	11/1/19	280,000	314,300
Toll Brothers Finance Corp., Senior Notes	4.375%	4/15/23	1,000,000	957,500

Total Household Durables				2,463,287

Media - 4.0%
21st Century Fox America Inc., Senior Debentures	8.500%	2/23/25	3,850,000	5,149,737
Comcast Cable Communications Holdings Inc., Senior Notes	9.455%	11/15/22	1,649,000	2,371,875
Comcast Corp., Senior Notes	3.600%	3/1/24	420,000	428,142
COX Communications Inc., Senior Bonds	6.450%	12/1/36	300,000	354,299	(a)
Lynx I Corp., Senior Secured Notes	5.375%	4/15/21	960,000	972,000	(a)
TCI Communications Inc., Senior Notes	7.125%	2/15/28	180,000	237,067
Time Warner Cable Inc., Senior Bonds	6.550%	5/1/37	380,000	480,927
Time Warner Cable Inc., Senior Bonds	4.500%	9/15/42	270,000	267,484
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	700,000	1,036,869
UBM PLC, Notes	5.750%	11/3/20	1,800,000	1,948,716	(a)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	2,000,000	2,010,000	(a)
WPP Finance 2010, Senior Notes	3.750%	9/19/24	470,000	464,496

Total Media				15,721,612

Multiline Retail - 0.2%
Nordstrom Inc., Senior Notes	5.000%	1/15/44	760,000	826,225

Specialty Retail - 0.4%
Lowe’s Cos. Inc., Senior Notes	3.120%	4/15/22	770,000	780,922
Lowe’s Cos. Inc., Senior Notes	4.250%	9/15/44	560,000	547,978

Total Specialty Retail				1,328,900

TOTAL CONSUMER DISCRETIONARY				33,972,088

CONSUMER STAPLES - 7.1%
Beverages - 1.2%
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	1,010,000	988,537
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	690,000	677,574
Molson Coors Brewing Co., Senior Notes	3.500%	5/1/22	240,000	241,542
PepsiCo Inc., Senior Notes	3.600%	3/1/24	360,000	369,692
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	740,000	843,920	(a)
Suntory Holdings Ltd., Bonds	2.550%	9/29/19	1,480,000	1,479,800	(a)

Total Beverages				4,601,065

Food & Staples Retailing - 1.4%
CVS Health Corp., Senior Notes	4.125%	5/15/21	1,120,000	1,201,142
CVS Health Corp., Senior Notes	4.000%	12/5/23	1,000,000	1,043,269

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Food & Staples Retailing - 1.4% (continued)
Kroger Co., Senior Notes	3.300%	1/15/21	$1,200,000	$1,218,381
Kroger Co., Senior Notes	3.400%	4/15/22	420,000	421,820
Kroger Co., Senior Notes	4.000%	2/1/24	490,000	503,804
Kroger Co., Senior Notes	8.000%	9/15/29	1,000,000	1,329,330

Total Food & Staples Retailing				5,717,746

Food Products - 1.7%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	1,074,000	1,211,522
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	170,000	172,366
Kraft Foods Group Inc., Senior Notes	5.000%	6/4/42	950,000	996,963
Mondelez International Inc., Senior Notes	5.375%	2/10/20	1,506,000	1,709,446
Mondelez International Inc., Senior Notes	4.000%	2/1/24	680,000	698,098
Tyson Foods Inc., Senior Bonds	3.950%	8/15/24	630,000	632,357
WhiteWave Foods Co., Senior Notes	5.375%	10/1/22	1,040,000	1,053,000
WM Wrigley Jr. Co., Senior Notes	3.375%	10/21/20	200,000	203,255	(a)

Total Food Products				6,677,007

Tobacco - 2.8%
Altria Group Inc., Senior Notes	9.700%	11/10/18	1,180,000	1,521,419
Altria Group Inc., Senior Notes	9.250%	8/6/19	1,440,000	1,876,516
Altria Group Inc., Senior Notes	2.850%	8/9/22	470,000	450,966
Altria Group Inc., Senior Notes	10.200%	2/6/39	90,000	152,105
Altria Group Inc., Senior Notes	5.375%	1/31/44	440,000	470,578
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	1,230,000	1,506,189
Lorillard Tobacco Co., Senior Notes	6.875%	5/1/20	150,000	176,085
Lorillard Tobacco Co., Senior Notes	8.125%	5/1/40	1,040,000	1,417,912
Philip Morris International Inc., Senior Notes	2.625%	3/6/23	660,000	633,920
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	910,000	917,278
Reynolds American Inc., Senior Notes	3.250%	11/1/22	850,000	821,592
Reynolds American Inc., Senior Notes	4.750%	11/1/42	1,040,000	992,784

Total Tobacco				10,937,344

TOTAL CONSUMER STAPLES				27,933,162

ENERGY - 9.6%
Energy Equipment & Services - 1.1%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	250,000	257,500
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	480,000	536,776
Cameron International Corp., Senior Notes	4.000%	12/15/23	780,000	811,395
Halliburton Co., Senior Notes	3.500%	8/1/23	420,000	428,347
Petrofac Ltd., Senior Notes	3.400%	10/10/18	2,084,000	2,143,907	(a)

Total Energy Equipment & Services				4,177,925

Oil, Gas & Consumable Fuels - 8.5%
Continental Resources Inc., Senior Notes	3.800%	6/1/24	150,000	147,221
Devon Energy Corp., Senior Notes	5.600%	7/15/41	110,000	123,069
Devon Financing Corp. LLC, Debentures	7.875%	9/30/31	585,000	819,570
Ecopetrol SA, Senior Notes	5.875%	5/28/45	489,000	497,558
GS Caltex Corp., Senior Notes	3.000%	6/18/19	1,120,000	1,124,169	(a)
Hess Corp., Notes	7.875%	10/1/29	654,000	889,974
Kerr-McGee Corp., Notes	6.950%	7/1/24	376,000	474,030
Lukoil International Finance BV, Senior Notes	3.416%	4/24/18	1,700,000	1,595,875	(a)
Lukoil International Finance BV, Senior Notes	7.250%	11/5/19	350,000	372,750	(a)
Lukoil International Finance BV, Senior Notes	6.125%	11/9/20	250,000	252,500	(a)
Marathon Petroleum Corp., Senior Notes	3.625%	9/15/24	960,000	941,648
Noble Energy Inc., Senior Notes	5.250%	11/15/43	190,000	201,188
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	8,569,000	9,987,169
Petrobras Global Finance BV, Senior Notes	4.875%	3/17/20	2,260,000	2,295,493
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	3,190,000	2,997,101
Petrobras International Finance Co., Global Notes	5.875%	3/1/18	2,487,000	2,690,934
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,002,000	1,056,819
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	47,000	48,504
Petroleos Mexicanos, Notes	6.375%	1/23/45	1,060,000	1,201,298	(a)
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	189,000	207,450

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oil, Gas & Consumable Fuels - 8.5% (continued)
Rosneft Finance SA, Senior Notes	7.250%	2/2/20	$290,000	$302,325	(a)
Sinopec Group Overseas Development Ltd., Senior Notes	2.750%	4/10/19	980,000	977,328	(a)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	1,380,000	1,419,917	(a)
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	4.450%	8/1/42	1,520,000	1,477,548
Williams Cos. Inc., Notes	7.875%	9/1/21	364,000	439,070
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	820,000	812,782

Total Oil, Gas & Consumable Fuels				33,353,290

TOTAL ENERGY				37,531,215

FINANCIALS - 34.2%
Banks - 19.5%
Bank of America Corp., Junior Subordinated	6.250%	9/5/24	1,940,000	1,936,968	(b)(c)
Bank of America Corp., Senior Notes	4.100%	7/24/23	1,390,000	1,420,615
Bank of America Corp., Senior Notes	5.000%	1/21/44	3,040,000	3,219,615
Bank of America Corp., Senior Notes	4.875%	4/1/44	3,060,000	3,185,402
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	1,700,000	1,687,328
BPCE SA, Subordinated Notes	5.150%	7/21/24	1,180,000	1,218,339	(a)
Citigroup Inc., Junior Subordinated Bonds	5.350%	5/15/23	1,160,000	1,089,545	(b)(c)
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	790,000	783,469	(b)(c)
Citigroup Inc., Senior Notes	7.875%	5/15/25	260,000	343,445
Citigroup Inc., Senior Notes	8.125%	7/15/39	3,710,000	5,515,512
Citigroup Inc., Senior Notes	5.875%	1/30/42	80,000	96,774
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	2,060,000	1,977,083
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	60,000	72,719
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	2,410,000	2,964,317
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	230,000	239,890
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	5.750%	12/1/43	3,960,000	4,513,442
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	630,000	732,375	(a)(b)(c)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	3,560,000	3,560,000	(b)(c)
HSBC Holdings PLC, Subordinated Notes	5.250%	3/14/44	1,450,000	1,545,319
ICICI Bank Ltd., Senior Notes	5.000%	1/15/16	220,000	228,911	(a)
ICICI Bank Ltd., Senior Notes	4.700%	2/21/18	410,000	433,865	(d)
Intesa Sanpaolo SpA, Senior Bonds	5.250%	1/12/24	830,000	887,582
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	700,000	683,330	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	1,070,000	1,021,850	(b)(c)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.125%	4/30/24	610,000	606,645	(b)(c)
JPMorgan Chase & Co., Junior Subordinated Notes	6.100%	10/1/24	1,840,000	1,827,107	(b)(c)
JPMorgan Chase & Co., Senior Notes	4.850%	2/1/44	1,020,000	1,072,766
JPMorgan Chase & Co., Subordinated Notes	3.875%	9/10/24	570,000	559,480
JPMorgan Chase & Co., Subordinated Notes	5.625%	8/16/43	1,400,000	1,557,205
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	2,521,000	2,579,787	(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	560,000	658,000	(b)(c)
Royal Bank of Scotland Group PLC, Subordinated Notes	4.700%	7/3/18	720,000	744,034
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	3,577,000	3,783,314
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	1,390,000	1,459,772
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	4,540,000	4,469,217
Royal Bank of Scotland NV, Subordinated Notes	4.650%	6/4/18	1,510,000	1,561,724
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	1,610,000	1,852,650
Societe Generale SA, Junior Subordinated Notes	6.000%	1/27/20	3,730,000	3,431,600	(a)(b)(c)
Standard Chartered Bank, Subordinated Notes	6.400%	9/26/17	1,720,000	1,927,946	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	1,550,000	1,643,340	(a)

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Banks - 19.5% (continued)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	11/21/14	$4,243,000	$4,131,621	(b)(c)
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	2,010,000	2,005,699
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	1,270,000	1,392,433

Total Banks				76,622,035

Capital Markets - 4.3%
Credit Suisse Group AG, Junior Subordinated Notes	6.250%	12/18/24	3,550,000	3,445,275	(a)(b)(c)
Credit Suisse NY, Senior Notes	3.625%	9/9/24	680,000	671,726
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	1,350,000	1,504,123
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	2,050,000	2,274,604
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	1,850,000	1,865,462
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	4,940,000	4,917,262
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	80,000	97,239
KKR Group Finance Co. III LLC, Senior Bonds	5.125%	6/1/44	1,010,000	1,053,176	(a)
Morgan Stanley, Subordinated Notes	5.000%	11/24/25	620,000	649,234
Morgan Stanley, Subordinated Notes	4.350%	9/8/26	380,000	374,330

Total Capital Markets				16,852,431

Consumer Finance - 1.7%
Ford Motor Credit Co., LLC, Senior Notes	3.664%	9/8/24	1,090,000	1,069,600
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	1,580,000	1,617,525
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	530,000	533,312
SLM Corp., Senior Notes	6.125%	3/25/24	620,000	606,050
Synchrony Financial, Senior Notes	4.250%	8/15/24	2,860,000	2,863,792

Total Consumer Finance				6,690,279

Diversified Financial Services - 4.3%
Beaver Valley Funding Corp., Senior Secured Bonds	9.000%	6/1/17	72,000	77,026
Blackstone Holdings Finance Co. LLC, Senior Notes	5.000%	6/15/44	950,000	1,000,074	(a)
Carlyle Holdings II Finance LLC, Senior Secured Notes	5.625%	3/30/43	990,000	1,122,108	(a)
CME Group Inc., Senior Notes	5.300%	9/15/43	3,300,000	3,791,499
General Electric Capital Corp., Medium-Term Notes	6.750%	3/15/32	5,000	6,611
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	1,310,000	1,769,059
General Electric Capital Corp., Senior Notes, Medium-Term Notes	6.150%	8/7/37	50,000	61,950
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	605,000	656,425	(b)
ILFC E-Capital Trust I, Junior Subordinated Notes	4.840%	12/21/65	1,050,000	994,875	(a)(b)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	1,703,000	1,677,455	(a)(b)
Inter-American Development Bank, Senior Notes	4.375%	1/24/44	1,020,000	1,155,983
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	2,770,000	3,123,175	(a)
Voya Financial Inc., Senior Notes	5.500%	7/15/22	300,000	338,749
Voya Financial Inc., Senior Notes	5.700%	7/15/43	850,000	964,396

Total Diversified Financial Services				16,739,385

Insurance - 3.3%
AIA Group Ltd., Senior Notes	4.875%	3/11/44	1,750,000	1,852,247	(a)
Allstate Corp., Junior Subordinated Debentures	6.500%	5/15/57	771,000	850,027	(b)
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	794,000	894,788
AXA SA, Subordinated Bonds	8.600%	12/15/30	1,630,000	2,196,425
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	850,000	1,018,643
Liberty Mutual Insurance Co., Subordinated Notes	7.875%	10/15/26	1,800,000	2,230,731	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	1,552,000	1,738,240
MetLife Inc., Senior Bonds	4.721%	12/15/44	400,000	401,221
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	1,710,000	1,749,585	(a)

Total Insurance				12,931,907

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Real Estate Investment Trusts (REITs) - 0.5%
WEA Finance LLC/Westfield UK & Europe Finance PLC, Notes	4.750%	9/17/44	$990,000	$1,005,905	(a)
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	3.750%	9/17/24	1,080,000	1,079,292	(a)

Total Real Estate Investment Trusts (REITs)				2,085,197

Real Estate Management & Development - 0.3%
Security Capital Group Inc., Senior Notes	7.700%	6/15/28	800,000	1,054,470

Thrifts & Mortgage Finance - 0.3%
Santander Holdings USA Inc., Senior Notes	3.450%	8/27/18	1,020,000	1,064,430

TOTAL FINANCIALS				134,040,134

HEALTH CARE - 4.5%
Biotechnology - 1.3%
Amgen Inc., Senior Notes	3.625%	5/22/24	1,360,000	1,350,358
Celgene Corp., Senior Notes	3.625%	5/15/24	950,000	939,138
Gilead Sciences Inc., Senior Bonds	3.700%	4/1/24	2,080,000	2,128,738
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	170,000	199,899
Gilead Sciences Inc., Senior Notes	4.800%	4/1/44	520,000	548,680

Total Biotechnology				5,166,813

Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.625%	3/15/44	310,000	320,359

Health Care Providers & Services - 1.8%
AmerisourceBergen Corp., Senior Bonds	3.400%	5/15/24	570,000	567,080
Catholic Health Initiatives, Bonds	2.600%	8/1/18	450,000	456,518
Catholic Health Initiatives, Secured Bonds	1.600%	11/1/17	230,000	231,181
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	100,000	97,982
Howard Hughes Medical Institute, Senior Bonds	3.500%	9/1/23	360,000	371,619
Humana Inc., Senior Notes	3.850%	10/1/24	470,000	470,654
Humana Inc., Senior Notes	4.950%	10/1/44	990,000	996,224
Medco Health Solutions Inc., Senior Notes	4.125%	9/15/20	2,090,000	2,230,582
UnitedHealth Group Inc., Senior Notes	4.700%	2/15/21	920,000	1,027,924
UnitedHealth Group Inc., Senior Notes	3.950%	10/15/42	370,000	345,634
WellPoint Inc., Senior Notes	5.100%	1/15/44	400,000	426,662

Total Health Care Providers & Services				7,222,060

Pharmaceuticals - 1.3%
AbbVie Inc., Senior Notes	2.900%	11/6/22	620,000	593,853
AbbVie Inc., Senior Notes	4.400%	11/6/42	960,000	905,425
Allergan Inc., Senior Notes	2.800%	3/15/23	270,000	241,683
Mallinckrodt International Finance SA, Senior Notes	3.500%	4/15/18	320,000	311,200
Perrigo Co. PLC, Senior Notes	4.000%	11/15/23	440,000	448,473	(a)
Pfizer Inc., Senior Notes	4.400%	5/15/44	1,690,000	1,711,221
Zoetis Inc., Senior Notes	3.250%	2/1/23	410,000	401,685
Zoetis Inc., Senior Notes	4.700%	2/1/43	550,000	555,167

Total Pharmaceuticals				5,168,707

TOTAL HEALTH CARE				17,877,939

INDUSTRIALS - 8.7%
Aerospace & Defense - 1.3%
BAE Systems Holdings Inc., Senior Bonds	3.800%	10/7/24	1,140,000	1,136,614	(a)
Exelis Inc., Senior Notes	5.550%	10/1/21	1,410,000	1,502,977
Precision Castparts Corp., Senior Notes	2.500%	1/15/23	2,050,000	1,963,201
Rockwell Collins Inc., Senior Notes	3.700%	12/15/23	400,000	415,209

Total Aerospace & Defense				5,018,001

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Air Freight & Logistics - 0.1%
United Parcel Service Inc., Senior Notes	6.200%	1/15/38	$220,000	$286,536

Airlines - 2.3%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	1,890,000	1,979,113	(a)
Air Canada, Pass-Through Trust, Secured Notes	4.125%	5/15/25	400,223	404,725	(a)
American Airlines, Pass-Through Trust, Secured Bonds	4.375%	10/1/22	830,000	844,525
American Airlines, Pass-Through Trust, Senior Secured Bonds	5.600%	7/15/20	881,990	908,449	(a)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	220,164	256,492
Hawaiian Airlines, Pass-Through Certificates, Senior Secured Notes	3.900%	1/15/26	1,780,000	1,775,550
United Airlines Inc., Pass Through Trust, Secured Notes	4.625%	9/3/22	520,000	517,400
United Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	421,725	467,608
United Airlines Inc., Pass-Through Certificates	5.983%	4/19/22	455,084	505,144
United Airlines Inc., Pass-Through Certificates, Secured Bond	5.375%	8/15/21	740,000	767,750
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.256%	3/15/20	616,011	697,633

Total Airlines				9,124,389

Commercial Services & Supplies - 0.4%
Republic Services Inc., Senior Notes	5.000%	3/1/20	520,000	577,174
Waste Management Inc., Senior Notes	3.500%	5/15/24	400,000	399,574
Waste Management Inc., Senior Notes	7.750%	5/15/32	300,000	428,833

Total Commercial Services & Supplies				1,405,581

Electrical Equipment - 0.5%
Eaton Corp., Senior Notes	7.650%	11/15/29	1,500,000	2,078,260

Industrial Conglomerates - 0.9%
General Electric Co., Senior Notes	4.125%	10/9/42	2,880,000	2,873,255
General Electric Co., Senior Notes	4.500%	3/11/44	810,000	843,233

Total Industrial Conglomerates				3,716,488

Machinery - 0.8%
Caterpillar Inc., Senior Notes	4.750%	5/15/64	610,000	636,416
Crane Co., Senior Notes	4.450%	12/15/23	1,580,000	1,659,390
Timken Co., Senior Notes	3.875%	9/1/24	820,000	808,817	(a)

Total Machinery				3,104,623

Marine - 0.3%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	970,000	976,063

Road & Rail - 1.6%
Burlington Northern Santa Fe LLC, Senior Bonds	4.550%	9/1/44	360,000	361,198
Burlington Northern Santa Fe LLC, Senior Notes	3.850%	9/1/23	700,000	724,382
Burlington Northern Santa Fe LLC, Senior Notes	3.750%	4/1/24	750,000	765,448
Burlington Northern Santa Fe LLC, Senior Notes	4.400%	3/15/42	1,780,000	1,761,993
Burlington Northern Santa Fe LLC, Senior Notes	4.900%	4/1/44	610,000	644,839
CSX Corp., Senior Notes	4.750%	5/30/42	1,260,000	1,324,453
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	280,000	285,600	(a)
Southern Railway Co., Senior Notes	7.875%	5/15/43	348,000	523,218

Total Road & Rail				6,391,131

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Trading Companies & Distributors - 0.5%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	3.750%	5/15/19	$2,140,000	$2,078,475	(a)

TOTAL INDUSTRIALS				34,179,547

INFORMATION TECHNOLOGY - 1.2%
Electronic Equipment, Instruments & Components - 0.6%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	2,250,000	2,317,500

Internet Software & Services - 0.2%
Baidu Inc., Senior Notes	2.750%	6/9/19	910,000	905,574

Semiconductors & Semiconductor Equipment - 0.4%
KLA-Tencor Corp., Senior Notes	6.900%	5/1/18	1,180,000	1,368,774

TOTAL INFORMATION TECHNOLOGY				4,591,848

MATERIALS - 5.8%
Chemicals - 0.4%
Ecolab Inc., Senior Notes	4.350%	12/8/21	1,120,000	1,215,263
LYB International Finance BV, Senior Bonds	4.875%	3/15/44	280,000	286,898
Potash Corp. of Saskatchewan Inc., Senior Notes	3.625%	3/15/24	140,000	142,835

Total Chemicals				1,644,996

Containers & Packaging - 0.1%
Packaging Corp. of America, Senior Notes	3.650%	9/15/24	450,000	442,868

Metals & Mining - 5.1%
Alcoa Inc., Senior Notes	5.125%	10/1/24	880,000	882,852
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	570,000	549,204
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	280,000	269,530
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	1,680,000	1,703,863
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	820,000	903,138
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	240,000	200,400
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	725,000	565,500
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	740,000	567,950
Freeport-McMoRan Inc., Senior Notes	3.100%	3/15/20	130,000	129,142
Glencore Funding LLC, Senior Notes	2.500%	1/15/19	1,430,000	1,401,264	(a)
Glencore Funding LLC, Senior Notes	3.125%	4/29/19	1,150,000	1,153,162	(a)
Glencore Funding LLC, Senior Notes	4.625%	4/29/24	270,000	273,240	(a)
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	1,100,000	1,141,102
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	720,000	771,363
Southern Copper Corp., Senior Notes	5.375%	4/16/20	730,000	803,055
Southern Copper Corp., Senior Notes	5.250%	11/8/42	450,000	427,437
Vale Overseas Ltd., Notes	6.875%	11/21/36	587,000	664,778
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	1,810,000	1,898,418	(a)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	750,000	761,250	(a)
Xstrata Canada Financial Corp., Senior Notes	3.600%	1/15/17	2,560,000	2,663,237	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.700%	10/25/17	470,000	478,192	(a)
Yamana Gold Inc., Senior Notes	4.950%	7/15/24	1,820,000	1,815,232	(a)

Total Metals & Mining				20,023,309

Paper & Forest Products - 0.2%
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	840,000	830,550

TOTAL MATERIALS				22,941,723

TELECOMMUNICATION SERVICES - 5.7%
Diversified Telecommunication Services - 5.6%
AT&T Inc., Senior Notes	3.875%	8/15/21	470,000	493,384
AT&T Inc., Senior Notes	5.350%	9/1/40	1,677,000	1,784,655
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	400,000	428,236	(a)

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Diversified Telecommunication Services - 5.6% (continued)
British Telecommunications PLC, Bonds	9.625%	12/15/30	$545,000	$857,908
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	1,770,000	1,741,238	(a)
Turk Telekomunikasyon AS, Senior Notes	4.875%	6/19/24	930,000	895,785	(a)
Verizon Communications Inc., Senior Notes	4.150%	3/15/24	620,000	640,679
Verizon Communications Inc., Senior Notes	6.400%	9/15/33	4,075,000	4,972,983
Verizon Communications Inc., Senior Notes	4.750%	11/1/41	4,240,000	4,266,190
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	1,260,000	1,576,520
Verizon Communications Inc., Senior Notes	4.862%	8/21/46	4,233,000	4,255,283	(a)

Total Diversified Telecommunication Services				21,912,861

Wireless Telecommunication Services - 0.1%
Telefonica Europe BV, Senior Notes	8.250%	9/15/30	260,000	353,187

TOTAL TELECOMMUNICATION SERVICES				22,266,048

UTILITIES - 3.8%
Electric Utilities - 2.9%
CenterPoint Energy Houston Electric LLC, Senior Secured Bonds	4.500%	4/1/44	1,240,000	1,318,002
Cleveland Electric Illuminating Co., Senior Secured Bonds	8.875%	11/15/18	1,350,000	1,688,823
Cleveland Electric Illuminating Co., Senior Secured Notes	7.880%	11/1/17	850,000	1,004,074
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	390,000	410,865	(a)
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	840,000	1,142,411
Duke Energy Carolinas LLC, Senior Notes	6.100%	6/1/37	1,260,000	1,569,520
FirstEnergy Corp., Notes	7.375%	11/15/31	1,140,000	1,351,166
Pacific Gas & Electric Co., Senior Notes	3.250%	9/15/21	380,000	387,089
Pacific Gas & Electric Co., Senior Notes	3.250%	6/15/23	750,000	743,921
Pacific Gas & Electric Co., Senior Notes	4.500%	12/15/41	1,010,000	1,029,233
Pennsylvania Electric Co., Senior Notes	4.150%	4/15/25	510,000	511,966	(a)

Total Electric Utilities				11,157,070

Gas Utilities - 0.2%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	815,000	902,774	(a)

Multi-Utilities - 0.7%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	1,610,000	2,027,837
San Diego Gas & Electric Co., Senior Secured Bonds	3.600%	9/1/23	720,000	752,813

Total Multi-Utilities				2,780,650

TOTAL UTILITIES				14,840,494

TOTAL CORPORATE BONDS & NOTES (Cost - $333,951,943)				350,174,198

ASSET-BACKED SECURITIES - 1.6%
Babson CLO Ltd., 2014-IA C	3.680%	7/20/25	250,000	237,300	(a)(b)(e)
Countrywide Asset-Backed Certificates, 2004-6 1A1	0.695%	12/25/34	1,566,094	1,496,157	(b)
Dryden Senior Loan Fund, 2014-31A C	3.084%	4/18/26	250,000	244,684	(a)(b)
Hildene CLO Ltd., 2014-2A D	3.976%	7/19/26	300,000	287,340	(a)(b)(e)
LCM Limited Partnership, 16A D	3.858%	7/15/26	250,000	240,625	(a)(b)
Madison Park Funding Ltd., 2013-11A C	2.983%	10/23/25	400,000	389,406	(a)(b)
Morgan Stanley Capital Inc., 2005-WMC2 M2	0.800%	2/25/35	869,344	862,032	(b)
Neuberger Berman CLO Ltd., 2013-15A C	3.084%	10/15/25	250,000	245,100	(a)(b)
Palmer Square CLO Ltd., 2013-2A B	3.283%	10/17/25	250,000	245,889	(a)(b)
SLM Student Loan Trust, 2011-A A3	2.654%	1/15/43	1,410,000	1,504,700	(a)(b)
Whitehorse Ltd., 2013-1A A3L	3.235%	11/24/25	400,000	393,231	(a)(b)

TOTAL ASSET-BACKED SECURITIES (Cost - $5,967,634)				6,146,464

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 2.6%
Banc of America Commercial Mortgage Trust, 2006-2 AJ	5.955%	5/10/45	$1,480,000	$1,561,318	(b)
Colony Mortgage Capital Ltd., 2014-FL1 C	2.790%	4/8/31	1,190,000	1,191,940	(a)(b)
Colony Mortgage Capital Ltd., 2014-FL1 D	3.844%	4/8/31	350,000	350,653	(a)(b)
Connecticut Avenue Securities, 2014-C01 M2	4.555%	1/25/24	2,180,000	2,343,189	(b)
Countrywide Alternative Loan Trust, 2005-IM1 A1	0.455%	1/25/36	2,281,395	1,941,755	(b)
Morgan Stanley Capital I Trust, 2006-IQ11 AJ	5.833%	10/15/42	780,000	810,533	(b)
Residential Asset Securitization Trust, 2005-A15 1A4	5.750%	2/25/36	1,904,364	1,813,661

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $10,085,814)				10,013,049

MORTGAGE-BACKED SECURITIES - 0.0%
FHLMC - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC) (Cost - $11,390)	2.227%	9/1/24	11,384	11,611	(b)

MUNICIPAL BONDS - 1.2%
Alabama - 0.1%
Jefferson County, AL, Sewer Revenue	6.000%	10/1/42	530,000	594,989

California - 0.4%
California State, GO, Build America Bonds	7.300%	10/1/39	600,000	839,190
University of California Revenue	4.062%	5/15/33	550,000	552,469

Total California				1,391,659

Illinois - 0.3%
Chicago, IL, GO, Taxable Project	7.781%	1/1/35	30,000	35,882
Illinois State, GO, Build America Bonds-Taxable	6.725%	4/1/35	445,000	486,122
Illinois State, GO, Taxable	5.650%	12/1/38	670,000	681,109

Total Illinois				1,203,113

New York - 0.2%
Port Authority of New York & New Jersey, Taxable Consolidated	4.960%	8/1/46	770,000	850,634

Ohio - 0.2%
American Municipal Power-Ohio Inc., OH, Revenue, Build America Bonds	7.499%	2/15/50	480,000	676,891

TOTAL MUNICIPAL BONDS (Cost - $4,319,255)				4,717,286

SOVEREIGN BONDS - 2.1%
Argentina - 0.5%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	583,000	545,105
Republic of Argentina, Senior Bonds	7.000%	4/17/17	1,540,000	1,332,956

Total Argentina				1,878,061

Brazil - 0.1%
Federative Republic of Brazil, Senior Notes	4.250%	1/7/25	620,000	614,575

Colombia - 0.4%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	1,620,000	1,790,100

Panama - 0.2%
Republic of Panama, Senior Bonds	4.300%	4/29/53	900,000	780,750

Russia - 0.2%
Russian Foreign Bond - Eurobond, Senior Bonds	5.875%	9/16/43	600,000	616,500	(a)

Turkey - 0.4%
Republic of Turkey, Notes	6.000%	1/14/41	970,000	1,007,588
Republic of Turkey, Notes	4.875%	4/16/43	680,000	616,760

Total Turkey				1,624,348

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Ukraine - 0.3%
Republic of Ukraine, Senior Notes	6.250%	6/17/16	$610,000	$528,535	(a)
Republic of Ukraine, Senior Notes	6.250%	6/17/16	690,000	597,850	(d)

Total Ukraine				1,126,385

TOTAL SOVEREIGN BONDS (Cost - $8,747,139)				8,430,719

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 1.4%
U.S. Government Obligations - 1.4%
U.S. Treasury Bonds	3.625%	2/15/44	4,400,000	4,756,127
U.S. Treasury Bonds	3.375%	5/15/44	373,000	385,181
U.S. Treasury Notes	1.750%	9/30/19	310,000	309,600

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $5,291,708)				5,450,908

			SHARES
PREFERRED STOCKS - 1.0%
FINANCIALS - 1.0%
Banks - 0.3%
M&T Bank Corp.	6.375%		1,000	1,005,000

Consumer Finance - 0.7%
GMAC Capital Trust I	8.125%		110,411	2,938,037	(b)

TOTAL PREFERRED STOCKS (Cost - $3,577,586)				3,943,037

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $371,952,469)				388,887,272

			FACE AMOUNT
SHORT-TERM INVESTMENTS - 0.8%
Repurchase Agreements - 0.8%
State Street Bank & Trust Co., repurchase agreement dated 9/30/14; Proceeds at maturity - $3,331,000; (Fully collateralized by U.S. government obligations, 8.125% due 8/15/21; Market value - $3,401,894) (Cost - $3,331,000)	0.000%	10/1/14	$3,331,000	3,331,000

TOTAL INVESTMENTS - 100.0% (Cost - $375,283,469#)				392,218,272
Liabilities in Excess of Other Assets - 0.0%				(137,415)

TOTAL NET ASSETS - 100.0%				$392,080,857

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

CLO	— Collateral Loan Obligation
GO	— General Obligation

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Corporate Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$350,174,198	—	$350,174,198
Asset-backed securities	—	5,621,824	$524,640	6,146,464
Collateralized mortgage obligations	—	10,013,049	—	10,013,049
Mortgage-backed securities	—	11,611	—	11,611
Municipal bonds	—	4,717,286	—	4,717,286
Sovereign bonds	—	8,430,719	—	8,430,719
U.S. government & agency obligations	—	5,450,908	—	5,450,908
Preferred stocks	$3,943,037	—	—	3,943,037

Total long-term investments	$3,943,037	$384,419,595	$524,640	$388,887,272

Short-term investments†	—	3,331,000	—	3,331,000

Total investments	$3,943,037	$387,750,595	$524,640	$392,218,272

Other financial instruments:
Futures contracts	$285,863	—	—	$285,863
Forward foreign currency contracts	—	$190	—	190

Total other financial instruments	$285,863	$190	—	$286,053

Total	$4,228,900	$387,750,785	$524,640	$392,504,325

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$272,754	—	—	$272,754
Forward foreign currency contracts	—	$288,682	—	288,682
OTC credit default swaps on corporate issues - buy protection‡	—	137,173	—	137,173

Total	$272,754	$425,855	—	$698,609

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to Schedule of Investments (unaudited) (continued)

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into forward foreign currency contracts to hedge against, or manage exposure to, foreign issuers or markets. The Fund may also enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended September 30, 2014, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects

Notes to Schedule of Investments (unaudited) (continued)

the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Notes to Schedule of Investments (unaudited) (continued)

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of September 30, 2014, the Fund held forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $425,855. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$20,507,616
Gross unrealized depreciation	(3,572,813)

Net unrealized appreciation	$16,934,803

At September 30, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	382	12/14	$83,704,616	$83,598,313	$(106,303)
U.S. Treasury 5-Year Notes	283	12/14	33,520,170	33,466,961	(53,209)

					(159,512)

Contracts to Sell:
U.S. Treasury 10-Year Notes	411	12/14	51,401,719	51,227,297	174,422
U.S. Treasury Long-Term Bonds	172	12/14	23,831,316	23,719,875	111,441
U.S. Treasury Ultra Long-Term Bonds	185	12/14	28,099,258	28,212,500	(113,242)

					172,621

Net unrealized appreciation on open futures contracts					$13,109

Notes to Schedule of Investments (unaudited) (continued)

At September 30, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Japanese Yen	Bank of America, N.A.	205,200,000	$1,871,158	10/16/14	$(150,509)
Japanese Yen	Citibank, N.A.	195,225,000	1,780,199	10/16/14	(138,059)

					(288,568)

Contracts to Sell:
Japanese Yen	Bank of America, N.A.	205,200,000	1,871,158	10/16/14	(114)
Japanese Yen	Citibank, N.A.	195,225,000	1,780,199	10/16/14	190

					76

Net unrealized depreciation on open forward foreign currency contracts					$(288,492)

At September 30, 2014, the Fund had the following open swap contract:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT SEPTEMBER 30, 2014[3]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Credit Suisse (Air Products & Chemicals Inc., 3.000%, due 11/3/21)	$960,000	3/20/18	0.30%	1.000% quarterly	$(22,954)	$(13,624)	$(9,330)
Goldman Sachs (Energy Transfer Partners LP, 5.950%, due 2/1/15)	1,000,000	12/20/18	0.70%	1.000% quarterly	(12,356)	3,966	(16,322)
Goldman Sachs (Kinder Morgan Energy Partners LP, 3.950%, due 9/1/22)	2,000,000	12/20/18	0.74%	1.000% quarterly	(21,606)	(15,247)	(6,359)
Goldman Sachs Group Inc. (E.I. du Pont de Nemours & Co., 5.250%, due 12/15/16)	1,350,000	3/20/19	0.36%	1.000% quarterly	(37,552)	(34,389)	(3,163)
Goldman Sachs Group Inc. (PPG Industries Inc., 6.650%, due 3/15/18)	1,475,887	3/20/19	0.34%	1.000% quarterly	(42,705)	(35,043)	(7,662)

Total	$6,785,887				$(137,173)	$(94,337)	$(42,836)

1	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

2	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Notes to Schedule of Investments (unaudited) (continued)

3	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2014.

Primary Underlying Risk	Futures Contracts		Forward Foreign Currency Contracts
	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	OTC Swap Contracts, at value	Total
Interest Rate Risk	$285,863	$(272,754)	—	—	—	$13,109
Foreign Exchange Risk	—	—	$190	$(288,682)	—	(288,492)
Credit Risk	—	—	—	—	$(137,173)	(137,173)

Total	$285,863	$(272,754)	$190	$(288,682)	$(137,173)	$(412,556)

During the period ended September 30,2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$107,549,706
Futures contracts (to sell)	93,478,786
Forward foreign currency contracts (to buy)	5,080,385
Forward foreign currency contracts (to sell)	2,733,353

Average Notional Balance
Credit default swap contracts (to buy protection)	$6,503,298
Credit default swap contracts (to sell protection)†	2,430,000

†	At September 30, 2014, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2014

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 25, 2014